DELAWARE(SM)
INVESTMENTS
------------                                           Delaware U.S. Growth Fund


Growth of Capital




                          [Growth of Capital Artwork]




                                                         2000 SEMI-ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


TABLE OF CONTENTS
------------------

Letter to Shareholders                       1

Portfolio Management
Review                                       3

Performance Summary                          6

Financial Statements

  Statement of Net Assets                    7

  Statement of Operations                    9

  Statements of Changes in
  Net Assets                                10

  Financial Highlights                      11

  Notes to Financial
  Statements                                15


A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average more than 15 years' experience.
o We opened our first mutual fund in 1938. For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined
o We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.

o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive
o We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                  o High-yield bonds
   o Mid-cap equity                    o Investment grade bonds
   o Small-cap equity                  o Municipal bonds (23 single-state funds)
   o International equity              o International fixed-income
   o Balanced
o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Dear Shareholder

June 12, 2000


Recap of Events - The events of the past six months in the U.S. stock markets are reminiscent of the old Chinese proverb: `May you live in interesting times.' For some investors, the recent market volatility may have made life a bit too interesting. During the fourth quarter of 1999, technology stocks, particularly Internet-related companies, experienced significant price increases, as investors recognized the powerful growth in this dynamic area.

Amid this technology exuberance, the big Y2K story was that the new millennium arrived with a yawn, rather than a headache or global catastrophe, as some had feared. Perhaps in post-Y2K relief, but more likely because of a constant flow of money into the markets through retirement plans, the market experienced continued strong growth early in 2000. This was especially true for technology stocks. The Nasdaq Composite Index added to its extraordinary 86% growth in 1999 by breaking through the 5,000 level on March 9, 2000, just a few months after surpassing 4,000 for the first time (Source: Bloomberg).

Meanwhile, it seemed to us that reaction to the latest in a series of interest rate hikes by the Federal Reserve Board and fear of ongoing interest rate increases led many investors to shun so-called "old economy" stocks. Rather than remove their assets from the equity markets, many investors shifted to high-growth "new economy" technology stocks, which rely less on borrowing money to finance their growth.

However, as March and April arrived, it was our opinion that more and more investors and even some leading investment authorities were expressing concerns about lofty and unsustainable technology stock valuations. This was particularly true of Internet companies that haven't yet recorded any actual earnings. Volatility dominated the markets in April, erasing the impressive year-to-date gains that many technology companies had registered through March.

Total Return
For The Period Ended April 30, 2000                         Six Months
--------------------------------------------------------------------------------
Delaware U.S. Growth Fund Class A                             +30.10%
--------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average (543 funds)             +20.94%
Standard & Poor's 500 Index                                    +7.18%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance for all Fund classes can be found on page 6. The Lipper Large-Cap Growth Funds Average includes large-cap growth mutual funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

"DELAWARE U.S. GROWTH FUND DELIVERED SOLID PERFORMANCE OVER THE LAST SIX MONTHS, SUBSTANTIALLY OUTPACING ITS BENCHMARK, THE S&P 500 Index."

Delaware U.S. Growth Fund delivered solid performance over the last six months, despite this unstable environment, substantially outpacing its benchmark, the S&P 500 Index. This strong return was due primarily to our holdings in well-established technology stocks.

As of April 30, about 50% of the Fund's assets were invested in technology related stocks, compared to about 32% for the S&P 500 Index. This positioned Delaware U.S. Growth Fund to benefit from the impressive technology rally that took place from November 1999 through March 2000, but it also made the Fund vulnerable to the downturn that occurred in April.

Market Outlook - We view the market's recent downturn as a normal correction after a period of very dramatic gains. While we expect to see continued volatility as the Fed strives to slow U.S. economic growth, we believe the market will perform reasonably well overall for the remainder of 2000. Business conditions continue to be robust and the U.S. economy is very strong.

Thank you for your continued confidence in Delaware Investments. We look forward to reporting to you again next fall.


Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
-----------------------                   ---------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments                      Delaware Investments
  Family of Funds                           Family of Funds


[Growth of Capital Artwork]

PORTFOLIO MANAGEMENT REVIEW
---------------------------


Francis Houghton
Senior Portfolio Manager
June 12, 2000

The Fund's Results

Delaware U.S. Growth Fund performed well for the six months ended
April 30, 2000. The Fund provided a total return of 30.10% (Class A shares at net asset value with distributions reinvested), surpassing both its benchmark, the S&P 500 Index which returned 7.18%, and its peer group, as represented by the Lipper Large-Cap Growth Funds Average, which returned 20.94%.

During the past six months, the broad market was quite strong. Prior to the start of our fiscal period in November 1999, we had reduced our exposure to the healthcare sector because we believed that the growth prospects for this sector over the next 12 to 24 months weren't favorable. We put most of the money from the sale of these stocks into the technology area, which, in our opinion, continues to have excellent growth potential.

Market volatility, particularly within the technology sector, accelerated during the first quarter of 2000. During the month of April, the Nasdaq Composite experienced four of its largest daily increases as well as four of its largest daily declines (Source: Bloomberg). Against this backdrop, we have tried to structure Delaware U.S. Growth Fund's portfolio to capture as much potential growth as possible while managing risk. We think the technology, wireless communication and energy companies we own are very well positioned for the world that's unfolding.

As always, Delaware U.S. Growth Fund will focus on stocks that, in our opinion, are poised for accelerated earnings growth rates. We particularly focus on companies that are undergoing a positive fundamental change, such as:

o a new product introduction;
o an improved industry environment; or,
o a corporate restructuring or "turnaround."

On the pages that follow, we discuss Delaware U.S. Growth Fund's positioning in several key sectors and how these positions affected the Fund's performance. Relative to the S&P 500 Index, the Fund was overweighted in technology, slightly overweighted in healthcare and underweighted in utility companies and consumer non-durables.



"WE HAVE TRIED TO STRUCTURE DELAWARE U.S. GROWTH FUND'S PORTFOLIO TO CAPTURE AS MUCH POTENTIAL GROWTH AS POSSIBLE WHILE MANAGING RISK."

Portfolio Highlights
Technology Sector

The Internet has been a profound development in our society, and we believe it will continue to have a strong impact on businesses over the next several years. However, rather than buy the so-called "dot.com" stocks, many of which are losing money, we have focused instead on companies that provide the infrastructure and services that permit the Internet to work.

A lot of non-Web-oriented companies have realized they must take advantage of the Internet in order to remain competitive. These companies are investing heavily in hardware, software, communications equipment and infrastructure that enable them to interact cost-effectively through the Internet. This trend has benefited several of our holdings, such as Oracle, Sun Microsystems, EMC and Cisco Systems.

During the past six months, we added to our position in Cisco Systems, which provides the routers and switchers for the Internet. We also added to our position in Sun Microsystems, which provides Internet servers and other equipment. The Fund also holds Oracle, which we added to our portfolio early in 1999. Oracle provides much of the software that makes the Internet work. We believe these companies are all well positioned to benefit from the Internet's continued growth.

Energy Sector

We are tapping into the energy sector in several ways. We have invested in two companies that are participating in the utility industry's deregulation, which is in its fairly early stages. Enron and Dynegy both have the ability to trade energy as a commodity. This began several years ago with the deregulation of the natural gas industry. They're applying the same skill sets to trading units of electricity. More recently, they've directed their attention to the trading of bandwidth, which is the carrying capacity of high-speed multi-purpose telecommunications lines. This technology is in its early stages of development, but has tremendous growth potential.

In addition, our holdings of Triton Energy, Schlumberger and Transocean Sedco Forex have all performed admirably because of a favorable environment for energy companies. The substantial increase in energy prices over the past several months has been beneficial for the operations of many energy companies. As big oil companies do better, they are able to spend more money to find new oil and new energy sources. This trickles into the offshore drilling area, which is supplied by Transocean and Schlumberger. We expect this trend to continue for several years.


"THE INTERNET HAS BEEN A PROFOUND DEVELOPMENT IN OUR SOCIETY, AND WE BELIEVE IT WILL CONTINUE TO HAVE A STRONG IMPACT ON BUSINESSES OVER THE NEXT SEVERAL YEARS."

[Growth of Capital Artwork]

Portfolio Characteristics
April 30, 2000
--------------------------------------------------------------------------------
Beta*                                                           0.98
--------------------------------------------------------------------------------
Median Market
Capitalization                                         $43.8 billion
--------------------------------------------------------------------------------
Average Price-To-Earnings Ratio**                              34.8x
--------------------------------------------------------------------------------
Portfolio Turnover                                              123%
--------------------------------------------------------------------------------

 *Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

**P/Es are based on analysts' forward earnings estimates as reported to First
  Call.

Healthcare Sector

In healthcare, some of the stocks are down substantially after going through a period of great uncertainty related to various government issues. With lower prices in the healthcare sector, we see some opportunities to add good companies in this area. We've added several pharmaceutical companies that we believe have strong growth prospects, namely Eli Lilly, Abbott Laboratories and Pharmacia. We've also maintained some exposure in medical technology companies.

Outlook

Generally, we think business conditions now are very robust. While there may be some slowing in the coming months, on balance, we expect the U.S. economy to remain strong throughout the year. Going forward, we believe technology will continue to be the most dynamic sector of the economy, at least for the foreseeable future. The Internet and its related activities continue to expand at a rapid rate. Similarly, communications, portions of the healthcare area, and some of the energy sector are very dynamic. Within these high-growth areas, we will continue to focus on companies that have:

o low dividend yields;
o strong balance sheets; and
o high expected earnings growth relative to their industry.

FUND BASICS
-----------

Fund Objective

The Fund seeks maximum capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected growth rates relative to their industry.

Total Fund Assets
$248.77 million

Number of Holdings
54

Fund Start Date
December 3, 1993

Your Fund Manager

Francis Houghton has 39 years of investment experience. He joined Delaware Investments on March 1, 2000 as a result of the integration of Lynch & Mayer's investment personnel into Delaware. He has been managing the Fund since 1999. Prior to joining Lynch & Mayer in 1990, he was Chairman of BMI Capital, a Portfolio Manager at Neuberger & Berman and a Partner at Oppenheimer & Co., Inc. He received a BBA from Manhattan College and attended NYU Graduate School of Business.

NASDAQ Symbols
Class A DUGAX
Class B DEUBX
Class C DEUCX

DELAWARE U.S. GROWTH FUND PERFORMANCE
-------------------------------------

Average Total Returns
Through April 30, 2000                         Lifetime   Five year     One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
   Excluding Sales Charge                       +21.76%     +28.35%      +38.79%
   Including Sales Charge                       +20.64%     +26.83%      +30.78%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge                       +22.18%     +27.43%      +37.79%
   Including Sales Charge                       +22.18%     +27.28%      +32.79%
--------------------------------------------------------------------------------
Class C (Est. 5/23/94)
   Excluding Sales Charge                       +23.73%     +27.54%      +37.78%
   Including Sales Charge                       +23.73%     +27.54%      +36.78%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They also have a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, five-year and one-year periods ended April 30, 2000 for Delaware U.S. Growth Fund's Institutional Class were +21.78%, +28.76% and +39.23%, respectively. The Institutional Class was made available without sales charges only to certain eligible institutional accounts on February 3, 1994. Performance prior to that date is based on Class A performance and was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

NASDAQ Symbol Institutional Class: DEUIX

Statement of Net Assets

DELAWARE U.S. GROWTH FUND
-------------------------

                                                          Number of      Market
April 30, 2000 (Unaudited)                                Shares         Value
--------------------------------------------------------------------------------
 Common Stock - 90.99%
 Banking, Finance & Insurance - 1.36%
 Morgan Stanley Dean Witter ..........................     44,200    $ 3,392,350
                                                                    ------------
                                                                       3,392,350
                                                                    ------------
 Cable, Media & Publishing - 6.37%
*AT&T - Liberty Media Class A ........................     60,000      2,996,250
*Clear Channel Communications ........................     35,413      2,549,735
*Echostar Communications Class A .....................     39,600      2,522,025
 Time Warner .........................................     44,400      3,993,225
*USA Networks ........................................    164,800      3,790,400
                                                                    ------------
                                                                      15,851,635
                                                                    ------------
 Chemicals - 1.62%
 Pharmacia ...........................................     80,444      4,017,171
                                                                    ------------
                                                                       4,017,171
                                                                    ------------
 Computers & Techn  ology - 17.15%
*America Online ......................................     18,700      1,118,494
*Cisco Systems .......................................    108,400      7,515,168
*Covad Communications Group ..........................     74,700      2,072,925
*EMC .................................................     42,200      5,863,163
 General Motors Class H ..............................     51,700      4,979,355
*Microsoft ...........................................     35,600      2,483,100
*Oracle ..............................................     98,500      7,873,844
*Parametric Technology ...............................    231,300      1,886,540
 Pitney Bowes ........................................    111,000      4,537,125
*Sun Microsystems ....................................     47,100      4,330,256
                                                                    ------------
                                                                      42,659,970
                                                                    ------------
 Electronics & Electrical Equipment - 11.03%
*Altera ..............................................     44,700      4,570,575
 Intel ...............................................     61,100      7,748,244
*JDS Uniphase ........................................     21,800      2,261,750
 Motorola ............................................     23,500      2,797,969
*National Semiconductor ..............................     76,400      4,641,300
 Texas Instruments ...................................     33,300      5,423,738
                                                                    ------------
                                                                      27,443,576
                                                                    ------------
 Energy - 12.96%
*BP Amoco, ADR .......................................     75,000      3,825,000
 Dynegy ..............................................    105,300      6,890,569
 Enron ...............................................    122,900      8,564,594
 Schlumberger ........................................     52,000      3,981,250
 Transocean Sedco Forex ..............................    101,567      4,773,649
 Triton Energy .......................................    115,100      4,193,956
                                                                    ------------
                                                                      32,229,018
                                                                    ------------

                                                          Number of      Market
                                                          Shares         Value
--------------------------------------------------------------------------------
Common Stock (continued)
 Healthcare & Pharmaceuticals - 11.92%
*Abbott Laboratories .................................    121,300    $ 4,662,469
*Amgen ...............................................    125,600      7,033,600
*Genetech ............................................     49,000      5,733,000
 Guidant .............................................     81,500      4,676,063
*Inhale Therapeutic Systems ..........................     33,400      2,066,625
 Lilly (Eli) .........................................     71,000      5,489,188
                                                                    ------------
                                                                      29,660,945
                                                                    ------------
 Industrial Machinery - 3.93%
*Applied Materials ...................................     41,000      4,174,313
*Celetica ............................................    102,800      5,609,025
                                                                    ------------
                                                                       9,783,338
                                                                    ------------
 Retail - 1.02%
*Starbucks ...........................................     84,200      2,545,734
                                                                    ------------
                                                                       2,545,734
                                                                    ------------
 Telecommunications - 21.75%
*Ciena ...............................................     58,500      7,232,063
*Ericsson (LM) Telefonaktiebolaget,
   ADR ...............................................     58,900      5,208,969
*Exodus Communications ...............................     74,400      6,579,750
*Intermedia Communications ...........................    114,100      4,649,575
*MCI Worldcom ........................................     60,750      2,760,328
*McLeod Class A ......................................    169,800      4,245,000
*Nextel Communications ...............................     37,200      4,071,075
 Nokia ...............................................     90,400      5,141,500
 Nortel Networks .....................................     37,000      4,190,250
*Qualcomm ............................................     19,300      2,092,844
*Sprint ..............................................     79,200      4,356,000
*Voicestream Wireless ................................     36,000      3,564,000
                                                                    ------------
                                                                      54,091,354
                                                                    ------------
 Utilities - 1.88%
 AES .................................................     52,100      4,685,744
                                                                    ------------
                                                                       4,685,744
                                                                    ------------
 Total Common Stock
   (cost $165,613,808) ...............................              $226,360,835
                                                                    ============

                                                           Principal    Market
Delaware U.S. Growth Fund                                  Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreements - 8.62%
With Chase Manhattan 5.68% 5/1/00
   (dated 4/28/00, collateralized by
   $7,387,000 U.S. Treasury Notes
   4.75% due 2/15/04, market
   value $7,008,838) ................................. $6,837,000    $ 6,837,000
With J.P. Morgan Securities 5.70% 5/1/00
   (dated 4/28/00, collateralized by
   $5,091,000 U.S. Treasury Notes 5.875%
   due 10/31/01, market value $5,182,776
   and $2,213,000 U.S. Treasury
   Notes 6.25% due 10/31/01, market
   value $2,267,315) .................................  7,300,000      7,300,000
With PaineWebber 5.70% 5/1/00
   (dated 4/28/00, collateralized by
   $4,710,000 U.S. Treasury Notes 5.50%
   due 7/31/01, market value $4,707,294,
   $2,308,000 U.S. Treasury Notes 7.25%
   due 8/15/01, market value $2,396,339
   and 350,000 U.S. Treasury Notes 4.50%
   due 1/31/01, market value $349,446) ...............  7,299,000      7,299,000
                                                                    ------------
Total Repurchase Agreements
   (cost $21,436,000) ................................                21,436,000
                                                                    ------------

Total Market Value of Securities - 99.61%
   (cost $187,049,808) ...............................               247,796,835
Receivables and Other Assets
   Net of Liabilities - 0.39% ........................                   970,345
                                                                    ------------
Net Assets Applicable to 12,995,750
   Shares Outstanding - 100.00% ......................              $248,767,180
                                                                    ============

Net Asset Value - Delaware U.S. Growth
   Fund A Class
   ($89,122,210 / 4,623,127 Shares) ..................                    $19.28
                                                                          ------
Net Asset Value - Delaware U.S. Growth ...............
   Fund B Class
   ($68,075,695 / 3,748,254 Shares) ..................                    $18.16
                                                                          ------
Net Asset Value - Delaware U.S. Growth
   Fund C Class
   ($14,003,483 / 712,334 Shares) ....................                    $19.66
                                                                          ------
Net Asset Value - Delaware U.S. Growth
   Fund Institutional Class
   ($77,565,792 / 3,912,035 Shares) ..................                    $19.83
                                                                          ------
----------------------
*  Non-income producing security for the six months ended April 30, 2000
   ADR - American Depository Receipt

--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2000:
Shares of beneficial interest
   (unlimited authorization - no par) ...........................  $189,025,011
Accumulated net investment loss .................................      (866,823)
Accumulated net realized loss on investments ....................      (138,035)
Net unrealized appreciation of investments ......................    60,747,027
                                                                   ------------
Total Net Assets ................................................  $248,767,180
                                                                   ============

Net Asset Value and Offering Price per share -
   Delaware U.S. Growth Fund
Net asset value A Class (A) .....................................        $19.28
Sales charge (5.75% of offering price or 6.12%
   of the amount invested per share) (B) ........................          1.18
                                                                         ------
Offering price ..................................................        $20.46
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Six Months Ended April 30, 2000 (Unaudited)           Delaware U.S. Growth Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ............................................. $ 256,179
Interest ..............................................   409,735     $ 665,914
                                                        ---------

Expenses:
Management fees .......................................   638,296
Distribution expense ..................................   401,635
Dividend disbursing and transfer agent fees
   and expenses .......................................   332,806
Accounting and administration .........................    62,600
Registration fees .....................................    56,000
Reports and statements to shareholders ................    28,000
Custodian fees ........................................    11,942
Professional fees .....................................     3,000
Taxes (other than taxes on income) ....................     2,300
Trustees' fees ........................................     1,200
Other .................................................     4,978
                                                        ---------
 ...................................................... 1,542,757
                                                        ---------
Less expenses paid indirectly .........................   (10,020)    1,532,737
                                                        ---------

Net Investment Loss ...................................                (866,823)
                                                                    -----------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ......................                 272,295
Net change in unrealized appreciation/depreciation
   of investments .....................................              38,307,074
                                                                    -----------

Net realized and unrealized gain on investments .......              38,579,369
                                                                    -----------

Net Increase in Net Assets Resulting from Operations ..             $37,712,546
                                                                    ===========

                             See accompanying notes

Statements of Changes in Net Assets



                                                      Delaware U.S. Growth Fund
--------------------------------------------------------------------------------
                                                         Six Months     Year
                                                           Ended        Ended
                                                         4/30/2000   10/31/1999
                                                        (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment loss ................................   $ (866,823) $ (1,021,542)
Net realized gain on investments ...................      272,295     7,328,259
Net change in unrealized appreciation/depreciation
   of investments ..................................   38,307,074    14,391,314
                                                     --------------------------
Net increase in net assets resulting from
   operations ......................................   37,712,546    20,698,031
                                                     --------------------------

Distributions to Shareholders from:
Net realized gain on investments:
   A Class .........................................   (1,578,957)            -
   B Class .........................................   (1,206,412)            -
   C Class .........................................     (286,903)            -
   Institutional Class .............................   (2,011,673)            -
                                                     --------------------------
                                                       (5,083,945)            -
                                                     --------------------------

Capital Share Transactions:
Proceeds from shares sold:
   A Class .........................................   50,119,555    26,392,044
   B Class .........................................   38,986,024    20,813,118
   C Class .........................................    6,766,875     5,196,397
   Institutional Class .............................   20,006,123    36,039,896

Net asset value of shares issued upon reinvestment of distributions from net realized gain on investments:
   A Class .........................................    1,532,053             -
   B Class .........................................    1,098,102             -
   C Class .........................................      275,714             -
   Institutional Class .............................    2,011,673             -
                                                     --------------------------
                                                      120,796,119    88,441,455
                                                     --------------------------
Cost of shares repurchased:
   A Class .........................................   (9,809,250)   (8,790,855)
   B Class .........................................   (4,554,262)   (3,097,377)
   C Class .........................................   (1,513,763)     (999,392)
   Institutional Class .............................  (11,940,702)  (22,902,507)
                                                     --------------------------
                                                      (27,817,977)  (35,790,131)
                                                     --------------------------
Increase in net assets derived from capital share
   transactions ....................................   92,978,142    52,651,324
                                                     --------------------------
Net Increase in Net Assets .........................  125,606,743    73,349,355

Net Assets:
Beginning of period ................................  123,160,437    49,811,082
End of period ...................................... $248,767,180  $123,160,437
                                                     ==========================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period was as follows:                                        Delaware U.S. Growth Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                              Year Ended
                                                             4/30/00(2) 10/31/99(2)   10/31/98(2) 10/31/97(2) 10/31/96(3)  10/31/95
                                                             (Unaudited)

Net asset value, beginning of period ......................   $15.310     $11.490      $16.650     $13.820      $12.430     $10.210

Income (loss) from investment operations:
   Net investment loss ....................................    (0.074)     (0.161)      (0.062)     (0.060)      (0.090)     (0.090)
   Net realized and unrealized gain on investments ........     4.636       3.981        1.272       4.250        1.480       2.310
                                                              ----------------------------------------------------------------------
   Total from investment operations .......................     4.562       3.820        1.210       4.190        1.390       2.220
                                                              ----------------------------------------------------------------------
Less distributions:
   Distributions from net realized gain on investments ....    (0.592)          -       (6.370)     (1.360)           -           -
                                                              ----------------------------------------------------------------------
   Total distributions ....................................    (0.592)          -       (6.370)     (1.360)           -           -
                                                              ----------------------------------------------------------------------

Net asset value, end of period ............................   $19.280     $15.310      $11.490     $16.650      $13.820     $12.430
                                                              ======================================================================
Total return(1) ...........................................    30.10%      33.33%       10.52%      33.18%       11.18%      21.74%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $89,122     $37,771      $14,130      $6,933      $16,118     $13,574
   Ratio of expenses to average net assets ................     1.56%(4)    1.86%        1.49%       1.44%        1.80%       1.85%
   Ratio of expenses to average net assets prior to
     expense limitation ...................................     1.56%(4)    1.86%        1.49%       1.44%        1.88%       2.18%
   Ratio of net investment loss to average net assets .....    (0.82%)(4)  (1.12%)      (0.52%)     (0.38%)      (0.77%)     (0.88%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly ...........................................    (0.82%)(4)  (1.12%)      (0.52%)     (0.38%)      (0.85%)     (1.21%)
   Portfolio turnover rate ................................      123%(4)     132%         135%        144%         131%         58%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

(4) Annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period was as follows:                                        Delaware U.S. Growth Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                              Year Ended
                                                             4/30/00(2) 10/31/99(2)   10/31/98(2) 10/31/97(2) 10/31/96(3)  10/31/95
                                                             (Unaudited)


Net asset value, beginning of period ......................   $14.500     $10.960      $16.260     $13.610      $12.330     $10.190

Income (loss) from investment operations:
   Net investment loss ....................................    (0.135)     (0.253)      (0.140)     (0.160)      (0.170)     (0.140)
   Net realized and unrealized gain on investments ........     4.387       3.793        1.210       4.170        1.450       2.280
                                                              ----------------------------------------------------------------------
   Total from investment operations .......................     4.252       3.540        1.070       4.010        1.280       2.140
                                                              ----------------------------------------------------------------------
Less distributions:
   Distributions from net realized gain on investments ....    (0.592)          -       (6.370)     (1.360)           -           -
                                                              ----------------------------------------------------------------------
   Total distributions ....................................    (0.592)          -       (6.370)     (1.360)           -           -
                                                              ----------------------------------------------------------------------
Net asset value, end of period ............................   $18.160     $14.500      $10.960     $16.260      $13.610     $12.330
                                                              ======================================================================
Total return(1) ...........................................    29.63%      32.39%        9.62%      32.30%       10.38%      21.00%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $68,076     $25,938       $5,418      $1,653         $809        $567
   Ratio of expenses to average net assets ................     2.26%(4)    2.56%        2.19%       2.14%        2.48%       2.50%
   Ratio of expenses to average net assets prior to
     expense limitation ...................................     2.26%(4)    2.56%        2.19%       2.14%        2.56%       2.83%
   Ratio of net investment loss to average net assets .....    (1.52%)(4)  (1.82%)      (1.22%)     (1.08%)      (1.45%)     (1.57%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly ...........................................    (1.52%)(4)  (1.82%)      (1.22%)     (1.08%)      (1.53%)     (1.90%)
   Portfolio turnover rate ................................      123%(4)     132%         135%        144%         131%         58%

------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period was as follows:                                        Delaware U.S. Growth Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                              Year Ended
                                                             4/30/00(2) 10/31/99(2)   10/31/98(2) 10/31/97(2) 10/31/96(3)  10/31/95
                                                             (Unaudited)


Net asset value, beginning of period ......................   $15.650     $11.830      $17.020     $14.180      $12.850     $10.620

Income (loss) from investment operations:
   Net investment loss ....................................    (0.142)     (0.264)      (0.148)     (0.170)      (0.160)     (0.100)
   Net realized and unrealized gain on investments ........     4.744       4.084        1.328       4.370        1.490       2.330
                                                              ----------------------------------------------------------------------
   Total from investment operations .......................     4.602       3.820        1.180       4.200        1.330       2.230
                                                              ----------------------------------------------------------------------
Less distributions:
   Distributions from net realized gain on investments ....    (0.592)      -           (6.370)     (1.360)           -           -
                                                              ----------------------------------------------------------------------
   Total distributions ....................................    (0.592)      -           (6.370)     (1.360)           -           -
                                                              ----------------------------------------------------------------------
Net asset value, end of period ............................   $19.660     $15.650      $11.830     $17.020      $14.180     $12.850
                                                              ======================================================================
Total return(1) ...........................................    29.69%      32.38%       10.04%      32.26%       10.35%      21.00%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $14,003      $6,682       $1,657        $252          $55         $27
   Ratio of expenses to average net assets ................     2.26%(4)    2.56%        2.19%       2.14%        2.48%       2.50%
   Ratio of expenses to average net assets prior to
     expense limitation ...................................     2.26%(4)    2.56%        2.19%       2.14%        2.56%       2.82%
   Ratio of net investment loss to average net assets .....    (1.52%)(4   (1.82%)      (1.22%)     (1.08%)      (1.45%)     (1.61%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly ...........................................    (1.52%)(4)  (1.82%)      (1.22%)     (1.08%)      (1.53%)     (1.93%)
   Portfolio turnover rate ................................      123%(4)     132%         135%        144%         131%         58%

------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period was as follows:                                    Delaware U.S. Growth Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                              Year Ended
                                                             4/30/00(2) 10/31/99(2)   10/31/98(2) 10/31/97(2) 10/31/96(3)  10/31/95
                                                             (Unaudited)


Net asset value, beginning of period ......................   $15.710     $11.750      $16.860     $13.940      $12.500     $10.230

Income (loss) from investment operations:
   Net investment loss ....................................    (0.045)     (0.118)      (0.027)     (0.010)      (0.050)     (0.050)
   Net realized and unrealized gain on investments ........     4.757       4.078        1.287       4.290        1.490       2.320
                                                              ----------------------------------------------------------------------
   Total from investment operations .......................     4.712       3.960        1.260       4.280        1.440       2.270
                                                              ----------------------------------------------------------------------
Less distributions:
   Distributions from net realized gain on investments ....    (0.592)          -       (6.370)     (1.360)           -           -
                                                              ----------------------------------------------------------------------
   Total distributions ....................................    (0.592)          -       (6.370)     (1.360)           -           -
                                                              ----------------------------------------------------------------------
Net asset value, end of period ............................   $19.830     $15.710      $11.750     $16.860      $13.940     $12.500
                                                              ======================================================================
Total return(1) ...........................................    30.29%      33.79%       10.80%      33.57%       11.52%      22.19%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $77,566     $52,769      $28,606     $18,455      $10,003      $4,819
   Ratio of expenses to average net assets ................     1.26%(4)    1.56%        1.19%       1.14%        1.48%       1.50%
   Ratio of expenses to average net assets prior to
     expense limitation ...................................     1.26%(4)    1.56%        1.19%       1.14%        1.56%       1.83%
   Ratio of net investment loss to average net assets .....    (0.52%)(4)  (0.82%)      (0.22%)     (0.08%)      (0.45%)     (0.59%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly ...........................................    (0.52%)(4)  (0.82%)      (0.22%)     (0.08%)      (0.53%)     (0.92%)
   Portfolio turnover rate ................................      123%(4)     132%         135%        144%         131%         58%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Annualized.

                             See accompanying notes

Notes to Financial Statements

April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Delaware Group Adviser Funds ("The Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust. The Company currently issues three separate series of shares: the Delaware U.S. Growth Fund, the Delaware Overseas Equity Fund and the Delaware New Pacific Fund. These financial statements and related notes pertain to the Delaware U.S. Growth Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The objective of the Fund is to seek to maximize capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith or under the direction of the Company's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting practices generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,278 for the six months ended April 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. These credits were $7,742 for the six months ended April 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund currently pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated at a rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion. At April 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC for $7,247.

On March 1, 2000, management of Lynch & Mayer, Inc. and Delaware Investments integrated Lynch & Mayer's investment personnel into Delaware. Francis Houghton, formerly of Lynch & Mayer, joined Delaware's growth team and continued to act as the Fund's portfolio manager with day-to-day investment responsibility for the Fund. As a result of the integration, Lynch & Mayer no longer served as sub-adviser to the Fund.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At April 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC for $88,311.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. At April 30, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $32,776.

For the six months ended April 30, 2000, DDLP earned $261,094 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

During the six months ended April 30, 2000, the Fund made purchases of $175,887,102 and sales of $110,620,841 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 2000, net unrealized appreciation was $60,747,027 of which $67,422,280 related to unrealized appreciation of securities and $6,675,253 related to unrealized depreciation of securities. At April 30, 2000, the aggregate cost of securities was $187,049,808.

4. Capital Shares

Transactions in capital shares were as follows:

                                                   Six Months         Year
                                                     Ended           Ended
                                                    4/30/00         10/31/99
                                                   (Unaudited)
Shares sold:
  A Class .......................................   2,580,749       1,847,598
  B Class .......................................   2,141,738       1,523,020
  C Class .......................................     343,190         356,169
  Institutional Class ...........................   1,038,525       2,506,744

Shares issued upon reinvestment of
  distributions from net realized
  gain on investments:
  A Class .......................................      87,346               -
  B Class .......................................      66,271               -
  C Class .......................................      15,377               -
  Institutional Class ...........................     111,636               -
                                                   ----------      ----------
                                                    6,384,832       6,233,531
                                                   ----------      ----------

Shares repurchased:
A Class .........................................    (511,995)       (610,432)
B Class .........................................    (248,425)       (228,770)
C Class .........................................     (73,089)        (69,457)
Institutional Class .............................    (597,523)     (1,581,540)
                                                   ----------      ----------
                                                   (1,431,032)     (2,490,199)
                                                   ----------      ----------
Net Increase ....................................   4,953,800       3,743,332
                                                   ==========      ==========

5. Lines of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to the fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. No amount was outstanding at April 30, 2000, or at any time during the period.

DELAWARE INVESTMENTS FAMILY OF FUNDS
====================================

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Growth of Capital                  International and Global           Tax-Exempt Income
   o Technology and                   o Emerging Markets Fund            o National High-Yield
     Innovation Fund                  o New Pacific Fund                   Municipal Bond Fund
   o Select Growth Fund               o Overseas Equity Fund             o Tax-Free USA Fund
   o Trend Fund                       o International Equity Fund        o Tax-Free Insured Fund
   o Growth Opportunities             o Global Equity Fund               o Tax-Free USA
     Fund*                            o Global Bond Fund                   Intermediate Fund
   o Small Cap Value Fund                                                o State Tax-Free Funds**
   o U.S. Growth Fund              Current Income
   o Tax-Efficient Equity Fund        o Delchester Fund               Stability of Principal
   o Social Awareness Fund            o High-Yield                       o Cash Reserve
                                        Opportunities Fund               o Tax-Free Money Fund
Total Return                          o Strategic Income Fund
   o Blue Chip Fund                   o Corporate Bond Fund           Asset Allocation
   o Devon Fund                       o Extended Duration                o Foundation Funds
   o Growth and Income Fund             Bond Fund                          Growth Portfolio
   o Decatur Equity                   o American Government                Balanced Portfolio
     Income Fund                        Bond Fund                          Income Portfolio
   o REIT Fund                        o U.S. Government
   o Balanced Fund                      Securities Fund
                                      o Limited-Term
                                        Government Fund

 * Formerly known as DelCap Fund.
** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)                                   For Shareholders
INVESTMENTS                                    1.800.523.1918
=====================
Philadelphia o London                          For Securities Dealers
                                               1.800.362.7500

                                               For Financial Institutions
                                               Representatives Only
                                               1.800.659.2265

                                               www.delawareinvestments.com


This semi-annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                             Charles E. Peck                           Investment Manager
Wayne A. Stork                                Retired                                   Delaware Management Company
Chairman                                      Fredericksburg, VA                        Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA                              Janet L. Yeomans                          International Affiliate
                                              Vice President and Treasurer              Delaware International Advisers Ltd.
Walter P. Babich                              3M Corporation                            London, England
Board Chairman                                St. Paul, MN
Citadel Constructors, Inc.                                                              National Distributor
King of Prussia, PA                                                                     Delaware Distributors, L.P.
                                              AFFILIATED OFFICERS                       Philadelphia, PA
David K. Downes
President and Chief Executive Officer         Charles E. Haldeman, Jr.                  Shareholder Servicing, Dividend
Delaware Investments Family of Funds          President and Chief Executive Officer     Disbursing and Transfer Agent
Philadelphia, PA                              Delaware Management Holdings, Inc.        Delaware Service Company, Inc.
                                              Philadelphia, PA                          Philadelphia, PA
John H. Durham
Private Investor                              Richard J. Flannery                       1818 Market Street
Horsham, PA                                   Executive Vice President                  Philadelphia, PA 19103-3682
                                              and General Counsel
Anthony D. Knerr                              Delaware Investments Family of Funds
Consultant, Anthony Knerr & Associates        Philadelphia, PA
New York, NY
                                              Bruce D. Barton
Ann R. Leven                                  President and Chief Executive Officer
Former Treasurer, National Gallery of Art     Delaware Distributors, L.P.
Washington, DC                                Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN




                                                              Printed in the USA
(3215)                                                                    (5926)
SA-101 [4/00] PP 6/00